                                                                   Exhibit 99(d)


                                  CERTIFICATION


         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Merck & Co., Inc. (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 13, 2002                  /s/ Judy C. Lewent
                                         ---------------------------------------
                                         Name:    Judy C. Lewent
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer